                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-4165
                                   ---------------------------------------------

                    AMERICAN CENTURY TARGET MATURITIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          09-30
                          ------------------------------------------------------

Date of reporting period:         03-31-2007
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               March 31, 2007

[photo of spring]

Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® Target Maturities Trust funds for the six months ended March
31, 2007. We've gathered this information to help you monitor your investment.
Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr. and James E. Stowers III]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

/s/James E Stowers III
James E. Stowers III
VICE CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

      Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Zero-Coupon Treasury Total Returns . . . . . . . . . . . . . . . . .  2

TARGET 2010

TARGET 2015

TARGET 2020

TARGET 2025

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of David MacEwen]

By David MacEwen, Chief Investment Officer, Fixed-Income

MODEST ECONOMIC GROWTH, FED ON HOLD

The U.S. economy advanced at a modest pace during the six months ended March
31, 2007. GDP grew at a 2.5% annual rate during the fourth quarter of 2006, then slowed to a four-year low rate of just 1.3% in the first quarter of 2007, according to initial government estimates.

The Federal Reserve (the Fed) left its interest rate target unchanged, still weighing the impact of its 17 rate hikes from June 2004 to June 2006 and responding to an economy that seemed perched precariously between potential inflationary pressures and the weight of the housing market slump. Hopes for a
Fed rate cut in the first half of 2007 faded as core inflation numbers stubbornly stayed above 2% and the labor market remained resilient. The
12-month percentage change in core consumer prices ranged from 2.5-2.9% during the reporting period, the highest level since the fourth quarter of 2001.

In spite of near-term inflation concerns, signs of softening economic conditions convinced the Fed and the market that long-term inflation should remain under control, which helped support bond prices. Stock market volatility also boosted the bond market in February 2007, offsetting bond price declines that occurred in December and January as the Fed made it clear that it had no immediate plans to cut interest rates.

SWEET SPOT IN MIDDLE OF TREASURY YIELD CURVE

The Treasury sector of the taxable, investment-grade U.S. bond market underperformed the broad market, hurt by strong demand for higher-yielding sectors such as mortgage-backeds and corporates. A slight steepening of the
Treasury yield curve during the reporting period helped intermediate-term
Treasury notes outperform their longer-maturity counterparts as intermediate-term yields fell, while those for securities maturing in 10 years or longer rose. Maturity-related performance disparities were magnified in the
Treasury STRIPS market, where shorter- to intermediate-term STRIPS had the best returns as their yields fell, while those further out on the yield curve had significantly lower returns as their yields rose.

Zero-Coupon Treasury Total Returns
For the Six Months Ended March 31, 2007

11/15/10 STRIPS Issue                               2.40%
11/15/15 STRIPS Issue                               2.44%
11/15/20 STRIPS Issue                               1.23%
11/15/25 STRIPS Issue                               0.24%

------

PERFORMANCE
Target 2010

Total Returns as of March 31, 2007
                                                                Average Annual Returns
                                                                                    Since         Inception
                               6 months(1)     1 year     5 years    10 years     Inception         Date

INVESTOR CLASS                    2.21%         5.54%      6.43%      7.89%         11.83%         3/25/85

11/15/10
STRIPS ISSUE                      2.40%         5.57%      6.73%      8.42%       12.90%(2)          --

MERRILL LYNCH
10+ YEAR TREASURY TOTAL
RETURN INDEX(3)                   1.53%         6.71%      7.51%      8.10%       10.03%(2)          --

Advisor Class                     2.08%         5.29%      6.17%        --          4.92%         10/20/98

(1) Total returns for periods less than one year are not annualized.

(2) Since 3/31/85, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2010

Portfolio Managers: Jeremy Fletcher, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Target 2010 returned 2.21%* for the six months ended March 31, 2007. By comparison, the coupon-based Treasury STRIPS issue maturing on November 15,
2010 -- used as a performance gauge for the portfolio -- returned 2.40%. The portfolio's returns reflected operating expenses, while the returns of the
Treasury STRIPS issue did not.

The absolute performance of the portfolio and similar-maturity STRIPS owed much to the moderately supportive environment for bonds described on page 2.
In addition, the nominal Treasury yield curve (a line plotting bond yields at various maturities) steepened, benefiting short- to intermediate-term notes at the expense of longer-term bonds.

The Treasury zero-coupon yield curve also steepened during this period. Values on Treasury STRIPS maturing in 2010 increased as their yields declined, while longer-maturity STRIPS' values fell as their yields rose. Tactical trades we executed during the reporting period also contributed to portfolio returns.

PORTFOLIO STRATEGY

Our trades during the reporting period included buying odd lots of securities at what we believed to be attractive prices. We bought a small portion of
REFCORP STRIPS maturing in April 2011 at what appeared to be discounted prices and purchased Financing Corporation STRIPS maturing in September 2010 at what appeared to be higher-than-average yields.

The team also executed strategies aimed at capitalizing on perceived supply and demand imbalances, including selling coupon-based STRIPS maturing in
August 2011 for principal-based STRIPS maturing in February 2010 at what appeared to be their widest yield spreads in a year.

These and similar trades reduced the portfolio's weighted average maturity
(WAM) date by approximately one week during the course of the reporting period. That helped fund performance during the reporting period, as longer-term bonds generally underperformed shorter-term bonds.

Portfolio at a Glance
                                                                  As of        As of
                                                                 3/31/07      9/30/06

Anticipated Growth Rate (Investor Class)                          3.95%        4.01%
Weighted Average Maturity Date                                   8/18/10      8/26/10
Anticipated Value at Maturity (AVM)
(Investor Class)(1)                                              $105.13      $105.22

(1) See graph on page 5.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Target 2010

However, the fund's anticipated value at maturity (AVM) rises when the WAM extends and falls when it contracts, so these portfolio changes decreased the
AVM by 11 cents. Such AVM changes are typical over short-term time frames when we make tactical trades in an effort to improve long-term performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Target 2010 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, some of the highest credit-quality debt securities in the world.
This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise. At the end of the reporting period, we expected the economy to slow and short-term interest rates to decline by the end of 2007, a potentially favorable environment for zero-coupon bonds.

However, regardless of the economic and market outlook, our main focus remained on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities.

Types of Investments in Portfolio
                                                   % of net            % of net
                                                 assets as of        assets as of
                                                   3/31/07             9/30/06

Treasury STRIPS                                     50.4%               49.7%
REFCORP STRIPS                                      22.7%               23.2%
CATS                                                 6.8%                6.9%
Other Treasurys                                      2.8%                2.9%
TOTAL TREASURYS & EQUIVALENTS                       82.7%               82.7%
Govt. Agency STRIPS                                 12.4%               12.6%
Other Govt. Agencys                                  4.4%                4.5%
TOTAL GOVT. AGENCYS                                 16.8%               17.1%
Temporary Cash Investments                           0.5%                0.3%
Other Assets and Liabilities                        --(1)               (0.1)%

(1) Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)

Target 2010

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2010

MARCH 31, 2007 (UNAUDITED)

Principal Amount                                                                        Value

Zero-Coupon U.S. Treasury Securities and Equivalents(1) -- 82.7%

        $ 1,000,000  STRIPS - COUPON, 3.44%, 5/15/09                                $ 908,487
             59,000  TIGR, 3.77%, 5/15/09                                              53,324
          5,106,000  TR, 3.93%, 5/15/09                                             4,614,777
         16,367,000  CATS, 4.98%, 8/15/09                                          14,627,122
          1,440,000  Federal Judiciary, 3.52%, 8/15/09                              1,288,411
          1,000,000  STRIPS - COUPON, 3.47%, 8/15/09                                  898,884
            149,500  TIGR, 2.95%, 8/15/09                                              82,220
             13,000  TIGR, 2.95%, 8/15/09                                               7,150
            534,000  REFCORP STRIPS - COUPON, 3.65%, 10/15/09                         476,299
          1,417,000  CATS, 6.14%, 11/15/09                                          1,252,400
          3,500,000  STRIPS - COUPON, 4.90%, 11/15/09                               3,113,296
          3,500,000  STRIPS - PRINCIPAL, 4.49%, 11/15/09                            3,110,107
         28,500,000  STRIPS - PRINCIPAL, 6.05%, 11/15/09                           25,354,369
            715,000  REFCORP STRIPS - COUPON, 3.63%, 1/15/10                          631,108
          2,500,000  STRIPS - COUPON, 4.47%, 2/15/10                                2,200,925
          1,500,000  STRIPS - PRINCIPAL, 4.52%, 2/15/10                             1,318,704
         26,500,000  STRIPS - PRINCIPAL, 4.52%, 2/15/10                            23,297,104
          1,228,000  REFCORP STRIPS - COUPON, 7.16%, 4/15/10                        1,071,725
          7,787,000  STRIPS - COUPON, 4.87%, 5/15/10                                6,775,624
            577,000  STRIPS - COUPON, 9.24%, 8/15/10                                  496,983
          4,000,000  STRIPS - PRINCIPAL, 4.19%, 8/15/10                             3,438,488
          6,000,000  STRIPS - PRINCIPAL, 4.70%, 8/15/10                             5,157,732
          3,136,000  REFCORP STRIPS - COUPON, 6.53%, 10/15/10                       2,677,702
          3,839,000  STRIPS - COUPON, 8.40%, 11/15/10                               3,270,198
          3,500,000  STRIPS - PRINCIPAL, 4.64%, 11/15/10                            2,978,259
         19,361,000  REFCORP STRIPS - COUPON, 6.28%, 1/15/11                       16,353,675
            507,000  Federal Judiciary, 4.38%, 2/15/11                                424,225

Principal Amount                                                                        Value

        $16,310,000  STRIPS - COUPON, 9.05%, 2/15/11                             $ 13,750,798
          5,000,000  STRIPS - PRINCIPAL, 4.41%, 2/15/11                             4,207,485
          1,850,000  REFCORP STRIPS - COUPON, 8.14%, 4/15/11                        1,550,367
          2,500,000  STRIPS - COUPON, 6.65%, 5/15/11                                2,094,718
          7,138,000  REFCORP STRIPS - COUPON, 4.98%, 7/15/11                        5,904,532
         11,715,000  STRIPS - COUPON, 6.68%, 8/15/11                                9,657,225
         29,287,000  REFCORP STRIPS - COUPON, 4.80%, 10/15/11                      24,095,439
          6,000,000  STRIPS - COUPON, 4.01%, 11/15/11                               4,974,828
                                                                                 ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $222,318,583)                                                               192,114,690
                                                                                 ------------

Zero-Coupon U.S. Government Agency Securities(1) -- 16.8%

          5,000,000  FHLB, 4.76%, 10/19/09                                          4,415,765
          3,555,000  FHLMC STRIPS - COUPON, 4.44%, 1/15/10                          3,115,922
          3,244,000  FICO STRIPS - COUPON, 4.27%, 4/6/10                            2,812,963
          4,460,000  FICO STRIPS - COUPON, 6.02%, 5/11/10                           3,848,712
          2,805,000  FICO STRIPS - COUPON, 6.09%, 5/30/10                           2,414,794
          3,750,000  FHLMC STRIPS - COUPON, 4.95%, 7/15/10                          3,210,814
          1,231,000  FHLMC STRIPS - COUPON, 4.16%, 9/15/10                          1,046,176
          2,000,000  FICO STRIPS - COUPON, 5.01%, 9/26/10                           1,697,136
          2,800,000  FICO STRIPS - COUPON, 4.42%, 10/6/10                           2,372,882
          7,000,000  FICO STRIPS - COUPON, 6.11%, 11/11/10                          5,905,082
          2,381,000  Government Trust Certificates, 5.11%, 11/15/10                 2,011,597
          4,403,000  Government Trust Certificates, 5.38%, 11/15/10                 3,719,892
          2,973,000  FICO STRIPS - COUPON, 4.77%, 12/6/10                           2,500,186
                                                                                 ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $1,683,326)                                                                  39,071,921
                                                                                 ------------

------

Target 2010

Principal Amount                                                                        Value

Temporary Cash Investments -- 0.5%

        $ 1,209,000  FNMA Discount Notes, 5.00%, 4/2/07(2)
(Cost $1,208,832)                                                                 $ 1,209,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $225,210,741)                                                               232,395,611
                                                                                 ------------
OTHER ASSETS AND LIABILITIES(3)                                                      (91,638)
                                                                                 ------------
TOTAL NET ASSETS - 100.0%                                                        $232,303,973
                                                                                 ============

Notes to Schedule of Investments

CATS = Certificates of Accrual of Treasury Securities

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TIGR = Treasury Investment Growth Receipts

TR = Treasury Receipts

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

(3) Category is less than 0.05% of total net assets.

See Notes to to Financial Statements.

------

PERFORMANCE
Target 2015

Total Returns as of March 31, 2007
                                                                Average Annual Returns
                                                                                    Since         Inception
                               6 months(1)     1 year     5 years    10 years     Inception         Date

INVESTOR CLASS                    2.18%         7.11%      8.97%      9.41%         9.36%          9/1/86

11/15/15
STRIPS ISSUE                      2.44%         7.46%      9.05%      9.95%        9.06%(2)          --

MERRILL LYNCH
10+ YEAR TREASURY TOTAL
RETURN INDEX(3)                   1.53%         6.71%      7.51%      8.10%        8.21%(2)          --

Advisor Class                     2.05%         6.85%      8.70%        --          7.82%          7/23/99

(1) Total returns for periods less than one year are not annualized.

(2) Since 8/31/86, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2015

Portfolio Managers: Jeremy Fletcher, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Target 2015 returned 2.18%* for the six months ended March 31, 2007. By comparison, the coupon-based Treasury STRIPS issue maturing on November 15,
2015 -- used as a performance gauge for the portfolio -- returned 2.44%. The portfolio's returns reflected operating expenses, while the returns of the
Treasury STRIPS issue did not.

The absolute performance of the portfolio and similar-maturity STRIPS owed much to the moderately supportive environment for bonds described on page 2.
In addition, the nominal Treasury yield curve (a line plotting bond yields at various maturities) steepened, benefiting intermediate-term notes at the expense of longer-term bonds.

The Treasury zero-coupon yield curve also steepened during this period. Values on Treasury STRIPS maturing in 2015 increased as their yields declined, while longer-maturity STRIPS' values fell as their yields rose. Tactical trades we executed during the reporting period also contributed to portfolio returns.

PORTFOLIO STRATEGY

Our trades during the reporting period included buying odd lots of securities at what we believed to be attractive prices. We bought Tennessee Valley
Authority STRIPS maturing in May 2014 at what appeared to be discounted prices and purchased a small portion of Financing Corporation STRIPS maturing in
October 2014 at what appeared to be higher-than-average yields.

We also purchased some Federal Judiciary zero-coupon paper maturing in August
2015. In this case, our understanding of the ranges in which these securities tend to trade enabled us to identify them as potentially strong holdings for the long term.

The team also executed strategies aimed at capitalizing on perceived supply and demand imbalances, including selling coupon-based STRIPS maturing in May
2014 for coupon-based STRIPS maturing in February 2014 at what appeared to be attractive yield spreads.

These and similar trades reduced the portfolio's weighted average maturity
(WAM) date by approximately three days during the course of the reporting period. That helped portfolio performance during the reporting period, as longer-term bonds generally underperformed shorter-term bonds.

Portfolio at a Glance
                                                                  As of         As of
                                                                 3/31/07       9/30/06

Anticipated Growth Rate (Investor Class)                          4.21%         4.21%
Weighted Average Maturity Date                                   10/29/15      11/1/15
Anticipated Value at Maturity (AVM)
(Investor Class)(1)                                              $113.47       $113.48

(1) See graph on page 10.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Target 2015

However, the portfolio's anticipated value at maturity (AVM) rises when the
WAM extends and falls when it contracts, so these portfolio changes decreased the AVM by one cent. Such AVM changes are typical over short-term time frames when we make tactical trades in an effort to improve long-term performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Target 2015 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, some of the highest credit-quality debt securities in the world.
This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise. At the end of the reporting period, we expected the economy to slow and short-term interest rates to decline by the end of 2007, a potentially favorable environment for zero-coupon bonds.

However, regardless of the economic and market outlook, our main focus remained on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities.

Types of Investments in Portfolio
                                                        % of net            % of net
                                                      assets as of        assets as of
                                                        3/31/07             9/30/06

REFCORP STRIPS                                           49.4%               51.5%
Treasury STRIPS                                          35.2%               34.3%
Other Treasurys                                           1.8%                1.8%
TOTAL TREASURYS & EQUIVALENTS                            86.4%               87.6%
Govt. Agency STRIPS                                      13.2%               12.0%
Temporary Cash Investments                                0.5%                0.4%
Other Assets and Liabilities                             (0.1)%              --(1)

(1) Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)

Target 2015

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2015

Principal Amount                                                                         Value

Zero-Coupon U.S. Treasury Securities and Equivalents(1) -- 86.4%

            $ 51,000  Federal Judiciary, 4.94%, 2/15/14                                $36,769
           1,000,000  STRIPS - COUPON, 4.57%, 2/15/14                                  730,697
           1,404,000  REFCORP STRIPS - COUPON, 4.55%, 4/15/14                        1,012,245
           4,000,000  STRIPS - COUPON, 4.45%, 5/15/14                                2,885,580
             184,000  REFCORP STRIPS - COUPON, 4.82%, 10/15/14                         129,419
           1,000,000  STRIPS - COUPON, 4.89%, 11/15/14                                 704,513
          14,810,000  REFCORP STRIPS - COUPON, 6.72%, 1/15/15                       10,271,179
           5,485,000  Federal Judiciary, 4.78%, 2/15/15                              3,753,161
           8,850,000  STRIPS - COUPON, 6.92%, 2/15/15                                6,149,493
          27,560,000  REFCORP STRIPS - COUPON, 8.09%, 4/15/15                       18,877,939
             408,000  STRIPS - COUPON, 9.17%, 5/15/15                                  280,465
          28,469,000  REFCORP STRIPS - COUPON, 8.17%, 7/15/15                       19,259,563
              21,000  Federal Judiciary, 5.22%, 8/15/15                                 14,027
           9,203,000  STRIPS - COUPON, 8.82%, 8/15/15                                6,248,570
          25,598,000  REFCORP STRIPS - COUPON, 8.23%, 10/15/15                      17,073,994
          23,981,000  STRIPS - COUPON, 7.04%, 11/15/15                              16,054,560
           9,000,000  STRIPS - PRINCIPAL, 4.82%, 11/15/15                            6,025,230
           4,159,000  REFCORP STRIPS - COUPON, 5.15%, 1/15/16                        2,737,811
              10,000  Federal Judiciary, 5.42%, 2/15/16                                  6,504
          17,000,000  STRIPS - COUPON, 6.85%, 2/15/16                               11,249,291
          14,200,000  STRIPS - COUPON, 6.69%, 5/15/16                                9,271,208
          28,091,000  REFCORP STRIPS - COUPON, 8.23%, 7/15/16                       17,996,022

Principal Amount                                                                         Value

         $ 7,500,000  STRIPS - COUPON, 4.62%, 8/15/16                              $ 4,831,020
          28,742,000  REFCORP STRIPS - COUPON, 7.63%, 10/15/16                      18,171,037
          17,000,000  STRIPS - COUPON, 4.80%, 11/15/16                              10,812,374
                                                                                  ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $152,873,765)                                                                184,582,671
                                                                                  ------------

Zero-Coupon U.S. Government Agency Securities(1) -- 13.2%

           3,570,000  FICO STRIPS - COUPON, 5.00%, 4/6/14                            2,538,845
             150,000  TVA STRIPS - COUPON, 4.98%, 5/1/14                               106,307
           3,821,000  FICO STRIPS - COUPON, 5.08%, 5/30/14                           2,696,258
              22,000  FICO STRIPS - COUPON, 4.97%, 10/5/14                              15,261
           5,000,000  FHLMC STRIPS - COUPON, 4.94%, 11/24/14                         3,442,410
             180,000  FICO STRIPS - COUPON, 5.00%, 11/30/14                            123,808
           7,681,000  FICO STRIPS - COUPON, 6.78%, 2/8/15                            5,225,491
           3,038,000  FICO STRIPS - COUPON, 4.98%, 4/6/15                            2,051,051
           1,017,000  FICO STRIPS - COUPON, 5.76%, 4/6/15                              686,609
           3,750,000  FHLMC STRIPS - COUPON, 5.88%, 7/15/15                          2,497,380
              52,000  FICO STRIPS - COUPON, 5.47%, 11/2/15                              34,046
           2,000,000  FICO STRIPS - COUPON, 5.77%, 11/11/15                          1,307,520
             190,000  FICO STRIPS - COUPON, 5.16%, 12/6/15                             123,776
           5,125,000  FICO STRIPS - COUPON, 4.70%, 12/27/15                          3,329,077
           1,500,000  FHLMC STRIPS - COUPON, 5.45%, 1/15/16                            971,961
           5,000,000  FICO STRIPS - COUPON, 6.42%, 6/6/16                            3,170,765
                                                                                  ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $26,973,513)                                                                  28,320,565
                                                                                  ------------

------

Target 2015

Principal Amount                                                                         Value

Temporary Cash Investments -- 0.5%

         $ 1,015,000  FNMA Discount Notes, 5.00%, 4/2/07(2)                        $ 1,015,000
(Cost $1,014,859)
                                                                                  ------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $180,862,137)                                                                213,918,236
                                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (0.1)%                                               (108,715)
                                                                                  ------------
TOTAL NET ASSETS -- 100.0%                                                        $213,809,521
                                                                                  ============

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Target 2020

Total Returns as of March 31, 2007
                                                               Average Annual Returns
                                                                                    Since         Inception
                              6 months(1)     1 year    5 years     10 years      Inception         Date

INVESTOR CLASS                   1.15%        6.87%      10.24%      10.44%         9.74%         12/29/89

11/15/20
STRIPS ISSUE                     1.23%        7.19%      10.22%      10.96%        9.76%(2)          --

MERRILL LYNCH 10+ YEAR
TREASURY TOTAL RETURN
INDEX(3)                         1.53%        6.71%      7.51%        8.10%        8.42%(2)          --

Advisor Class                    1.02%        6.59%      9.96%         --           6.09%         10/19/98

(1) Total returns for periods less than one year are not annualized.

(2) Since 12/31/89, the date nearest the Investor Class's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2020

Portfolio Managers: Jeremy Fletcher, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Target 2020 returned 1.15%* for the six months ended March 31, 2007. By comparison, the coupon-based Treasury STRIPS issue maturing on November 15,
2020 -- used as a performance gauge for the portfolio -- returned 1.23%. The portfolio's returns reflected operating expenses, while the returns of the
Treasury STRIPS issue did not.

The absolute performance of the portfolio and similar-maturity STRIPS owed much to the moderately supportive environment for bonds described on page 2.
In addition, the nominal Treasury yield curve (a line plotting bond yields at various maturities) steepened, benefiting intermediate-term notes at the expense of longer-term bonds.

The Treasury zero-coupon yield curve also steepened during this period. Values on Treasury STRIPS maturing in 2020 were relatively flat while shorter-term issues increased in value as their yields declined, and longer-maturity
STRIPS' values fell as their yields rose. Tactical trades we executed during the reporting period also contributed to portfolio returns.

PORTFOLIO STRATEGY

Target 2020 experienced significant cash inflows during the six-month period, and some of the trades that we executed involved putting that money to work for the fund. For example, we bought some odd lots of securities at what we believed to be attractive prices, buying REFCORP STRIPS maturing in October
2019 and a small portion of Financing Corporation STRIPS maturing in September
2019.

We also purchased some Federal Judiciary zero-coupon paper maturing in August
2019. In this case, our understanding of the ranges in which these securities tend to trade enabled us to identify them as potentially strong holdings for the long term.

The team also executed strategies aimed at capitalizing on perceived supply and demand imbalances, including selling coupon-based STRIPS maturing in
August 2021 for coupon-based STRIPS maturing in November 2021 at what appeared to be attractive yield spreads.

These and similar trades reduced the fund's weighted average maturity (WAM)
date by approximately six days during the course of the reporting period. That helped fund performance during the reporting period, as longer-term bonds generally underperformed shorter-term bonds.

Portfolio at a Glance
                                                         As of        As of
                                                        3/31/07      9/30/06

Anticipated Growth Rate (Investor Class)                 4.49%        4.41%
Weighted Average Maturity Date                          8/15/20      8/21/20
Anticipated Value at Maturity (AVM)
(Investor Class)(1)                                     $108.11      $108.21

(1) See graph on page 15.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Target 2020

However, the fund's anticipated value at maturity (AVM) rises when the WAM extends and falls when it contracts, so these portfolio changes decreased the
AVM by 10 cents. Such AVM changes are typical over short-term time frames when we make tactical trades in an effort to improve long-term performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Target 2020 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, some of the highest credit-quality debt securities in the world.
This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise. At the end of the reporting period, we expected the economy to slow and short-term interest rates to decline by the end of 2007, a potentially favorable environment for zero-coupon bonds.

However, regardless of the economic and market outlook, our main focus remained on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities.

Types of Investments in Portfolio
                                                  % of net            % of net
                                                assets as of        assets as of
                                                  3/31/07             9/30/06

REFCORP STRIPS                                     57.4%               62.8%
Treasury STRIPS                                    38.1%               33.6%
Other Treasurys                                     0.3%                0.3%
TOTAL TREASURYS & EQUIVALENTS                      95.8%               96.7%
Govt. Agency STRIPS                                 1.8%                1.7%
Other Govt. Agencys                                 1.7%                1.8%
TOTAL GOVT. AGENCYS                                 3.5%                3.5%
Temporary Cash Investments                          0.7%                0.4%
Other Assets and Liabilities                       --(1)               (0.6)%

(1) Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)

Target 2020

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2020

Principal Amount                                                                         Value

Zero-Coupon U.S. Treasury Securities and Equivalents(1) -- 95.8%

        $18,000,000  REFCORP STRIPS - COUPON, 6.36%, 1/15/19                      $ 10,022,922
            306,000  Federal Judiciary, 5.27%, 2/15/19                                 168,314
          2,000,000  STRIPS - COUPON, 5.07%, 2/15/19                                 1,125,868
            258,000  REFCORP STRIPS - COUPON, 6.21%, 4/15/19                           141,500
          1,000,000  STRIPS - COUPON, 5.26%, 5/15/19                                   554,848
            339,000  Federal Judiciary, 5.67%, 8/15/19                                 181,391
          1,000,000  STRIPS - COUPON, 5.26%, 8/15/19                                   548,147
            630,000  REFCORP STRIPS - COUPON, 5.00%, 10/15/19                          336,186
          8,500,000  STRIPS - COUPON, 5.17%, 11/15/19                                4,591,649
         19,674,000  REFCORP STRIPS - COUPON, 8.52%, 1/15/20                        10,342,091
         13,500,000  STRIPS - COUPON, 5.66%, 2/15/20                                 7,186,131
         27,299,000  REFCORP STRIPS - COUPON, 6.10%, 4/15/20                        14,134,931
            396,000  AID (Israel), 5.91%, 5/15/20                                      201,640
         15,188,000  STRIPS - COUPON, 5.99%, 5/15/20                                 7,965,817
          4,000,000  STRIPS - PRINCIPAL, 5.61%, 5/15/20                              2,103,300
         37,918,000  REFCORP STRIPS - COUPON, 8.20%, 7/15/20                        19,353,613
         42,144,000  REFCORP STRIPS - PRINCIPAL, 6.42%, 7/15/20                     21,566,392
            115,000  Federal Judiciary, 6.19%, 8/15/20                                  57,969
         20,135,000  STRIPS - COUPON, 5.93%, 8/15/20                                10,417,748
          3,500,000  STRIPS - PRINCIPAL, 6.21%, 8/15/20                              1,815,615
         33,091,000  REFCORP STRIPS - COUPON, 6.47%, 10/15/20                       16,640,934
          3,000,000  REFCORP STRIPS - PRINCIPAL, 6.64%, 10/15/20                     1,513,962
         31,407,000  STRIPS - COUPON, 6.66%, 11/15/20                               16,008,242
         36,789,000  REFCORP STRIPS - COUPON, 7.17%, 1/15/21                        18,250,655

Principal Amount                                                                         Value

        $23,535,000  REFCORP STRIPS - PRINCIPAL, 5.82%, 1/15/21                   $ 11,712,216
            110,000  Federal Judiciary, 5.75%, 2/15/21                                  53,900
         22,500,000  STRIPS - COUPON, 5.49%, 2/15/21                                11,327,310
         14,000,000  STRIPS - COUPON, 5.60%, 5/15/21                                 6,942,306
          2,000,000  STRIPS - PRINCIPAL, 5.85%, 5/15/21                                995,864
          5,000,000  STRIPS - COUPON, 4.91%, 8/15/21                                 2,448,790
          2,000,000  STRIPS - COUPON, 5.30%, 11/15/21                                  967,426
         15,000,000  STRIPS - PRINCIPAL, 5.31%, 11/15/21                             7,266,060
                                                                                  ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $175,364,469)                                                                206,943,737
                                                                                  ------------

Zero-Coupon U.S. Government Agency Securities(1) -- 3.5%

            535,000  FICO STRIPS - COUPON, 5.81%, 4/5/19                               289,655
             11,000  TVA STRIPS - COUPON, 5.66%, 5/1/19                                  5,902
            708,000  FICO STRIPS - COUPON, 5.43%, 9/26/19                              372,143
              9,000  TVA STRIPS - COUPON, 5.70%, 11/1/19                                 4,694
          6,250,000  FHLMC STRIPS - COUPON, 6.30%, 1/15/20                           3,224,600
          7,683,000  Government Trust Certificates, 5.76%, 4/1/21                    3,684,090
                                                                                  ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $6,938,471)                                                                    7,581,084
                                                                                  ------------

Temporary Cash Investments -- 0.7%

          1,587,000  FNMA Discount Notes, 5.00%, 4/2/07(2)
(Cost $1,586,780)                                                                    1,587,000
                                                                                  ------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $183,889,720)                                                                216,111,821
                                                                                  ------------
OTHER ASSETS AND LIABILITIES(3)                                                       (42,951)
                                                                                  ------------
TOTAL NET ASSETS - 100.0%                                                         $216,068,870
                                                                                  ============

------

Target 2020

Notes to Schedule of Investments

AID = Agency for International Development

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

(3) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------

PERFORMANCE
Target 2025

Total Returns as of March 31, 2007
                                                                Average Annual Returns
                                                                                    Since         Inception
                              6 months(1)     1 year     5 years     10 years     Inception         Date

INVESTOR CLASS                   0.04%         6.34%      11.02%      11.34%        8.97%          2/15/96

FUND BENCHMARK(2)                0.24%         6.72%      10.96%      11.60%       9.45%(3)          --

MERRILL LYNCH 10+ YEAR
TREASURY TOTAL RETURN
INDEX(4)                         1.53%         6.71%      7.51%       8.10%        7.36%(3)          --

Advisor Class                    -0.10%        6.06%      10.75%        --          7.23%          6/1/98

(1) Total returns for periods less than one year are not annualized.

(2) The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25 STRIPS issue. The
Advisor Class benchmark has been 11/15/25 STRIPS issue since the class's inception.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

(4) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1997

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Target 2025

Portfolio Managers: Jeremy Fletcher, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Target 2025 returned 0.04%* for the six months ended March 31, 2007. By comparison, the coupon-based Treasury STRIPS issue maturing on November 15,
2025 -- used as a performance gauge for the portfolio -- returned 0.24%. The portfolio's returns reflected operating expenses, while the returns of the
Treasury STRIPS issue did not.

The absolute performance of the portfolio and similar-maturity STRIPS owed much to the moderately supportive environment for bonds described on page 2.
In addition, the nominal Treasury yield curve (a line plotting bond yields at various maturities) steepened, benefiting intermediate-term notes at the expense of longer-term bonds.

The Treasury zero-coupon yield curve also steepened during this period. Values on Treasury STRIPS maturing in 2025 fell as their yields rose, while shorter-maturity STRIPS' values increased as their yields declined. Tactical trades we executed during the reporting period contributed to portfolio returns.

PORTFOLIO STRATEGY

Target 2025 experienced significant cash inflows during the reporting period, and some of the trades that we executed involved putting that money to work for the fund.

For example, we bought some odd lots of securities at what we believed to be attractive prices, including taking a number of positions in Fannie Mae STRIPS with maturities in 2024 and 2025 and adding to positions in REFCORP STRIPS maturing in February 2025 and April 2026.

We also executed strategies aimed at capitalizing on perceived supply and demand imbalances, including selling coupon-based STRIPS maturing in February
2025 for coupon-based STRIPS also maturing in February 2025, at what appeared to be attractive yield spreads.

These and similar trades extended the portfolio's weighted average maturity
(WAM) date by approximately six days during the course of the reporting period. That shift probably detracted from portfolio performance during the reporting period, as longer-term bonds generally underperformed shorter-term bonds.

Portfolio at a Glance
                                                      As of        As of
                                                     3/31/07      9/30/06

Anticipated Growth Rate (Investor Class)              4.50%        4.37%
Weighted Average Maturity Date                       8/17/25      8/15/25
Anticipated Value at Maturity (AVM)
(Investor Class)(1)                                  $116.91      $116.72

(1) See graph on page 20.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Target 2025

However, the portfolio's anticipated value at maturity (AVM) rises when the
WAM extends and falls when it contracts, so these portfolio changes increased the AVM by 19 cents. Such AVM changes are typical over short-term time frames when we make tactical trades in an effort to improve long-term performance.

STARTING POINT FOR NEXT REPORTING PERIOD

Target 2025 offers a fairly predictable rate of return over a long-term time frame by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, some of the highest credit-quality debt securities in the world.
This means the portfolio can perform well during periods of economic weakness and declining interest rates. However, the portfolio's short-term performance can vary widely, and is susceptible to price declines when interest rates rise. At the end of the reporting period, we expected the economy to slow and short-term interest rates to decline by the end of 2007, a potentially favorable environment for zero-coupon bonds.

However, regardless of the economic and market outlook, our main focus remained on our investment approach, which employs a consistent, repeatable framework that helps us to identify the best relative values within the portfolio's zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis while tracking long-term market trends that help us to identify attractively priced securities.

Types of Investments in Portfolio
                                                 % of net            % of net
                                               assets as of        assets as of
                                                 3/31/07             9/30/06

Treasury STRIPS                                   68.2%               70.7%
REFCORP STRIPS                                    27.6%               27.5%
TOTAL TREASURYS & EQUIVALENTS                     95.8%               98.2%
Govt. Agency STRIPS                                4.2%                2.4%
Temporary Cash Investments                         0.2%                0.3%
Other Assets and Liabilities                      (0.2)%              (0.9)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Target 2025

The top line in the graph represents the class's Anticipated Value at Maturity
(AVM), which fluctuates from day to day based on the fund's weighted average maturity date. The bottom line represents the class's historical share price, which is managed to grow over time to reach the class's AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class's expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class's share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

------

SCHEDULE OF INVESTMENTS
Target 2025

Principal Amount                                                                        Value

Zero-Coupon U.S. Treasury Securities and Equivalents(1) -- 95.8%

         $ 4,650,000  REFCORP STRIPS - COUPON, 6.56%, 1/15/24                     $ 1,971,842
          19,000,000  STRIPS - COUPON, 5.13%, 2/15/24                               8,205,093
           1,560,000  REFCORP STRIPS - COUPON, 6.66%, 4/15/24                         652,058
          16,500,000  STRIPS - COUPON, 4.99%, 5/15/24                               7,025,618
             926,000  REFCORP STRIPS - COUPON, 7.10%, 7/15/24                         381,998
          13,000,000  STRIPS - COUPON, 5.49%, 8/15/24                               5,466,747
          13,184,000  REFCORP STRIPS - COUPON, 7.30%, 10/15/24                      5,370,674
          46,000,000  STRIPS - COUPON, 5.04%, 11/15/24                             19,104,168
           1,600,000  STRIPS - PRINCIPAL, 7.26%, 11/15/24                             666,781
          24,097,000  REFCORP STRIPS - COUPON, 6.37%, 1/15/25                       9,693,476
          59,400,000  STRIPS - COUPON, 4.98%, 2/15/25                              24,363,623
          19,500,000  STRIPS - PRINCIPAL, 5.32%, 2/15/25                            8,026,103
          23,013,000  REFCORP STRIPS - COUPON, 6.56%, 4/15/25                       9,152,316
          64,175,000  STRIPS - COUPON, 5.25%, 5/15/25                              26,042,022
          13,556,000  REFCORP STRIPS - COUPON, 6.44%, 7/15/25                       5,327,169
          64,000,000  STRIPS - COUPON, 5.00%, 8/15/25                              25,649,792
          25,850,000  STRIPS - PRINCIPAL, 5.28%, 8/15/25                           10,397,309
          23,493,000  REFCORP STRIPS - COUPON, 6.57%, 10/15/25                      9,117,093
          83,170,000  STRIPS - COUPON, 5.10%, 11/15/25                             32,920,516
          34,380,000  REFCORP STRIPS - COUPON, 6.61%, 1/15/26                      13,191,881
          51,299,000  STRIPS - COUPON, 5.11%, 2/15/26                              20,091,099
          17,000,000  STRIPS - PRINCIPAL, 4.88%, 2/15/26                            6,682,564
          57,941,000  REFCORP STRIPS - COUPON, 5.93%, 4/15/26                      21,969,605
          44,991,000  STRIPS - COUPON, 4.98%, 5/15/26                              17,403,104

Principal Amount                                                                        Value

         $31,767,000  REFCORP STRIPS - COUPON, 7.29%, 7/15/26                    $ 11,880,667
          40,600,000  STRIPS - COUPON, 5.09%, 8/15/26                              15,481,511
          11,739,000  REFCORP STRIPS - COUPON, 7.35%, 10/15/26                      4,338,429
           5,000,000  STRIPS - COUPON, 5.75%, 11/15/26                              1,886,615
                                                                                 ------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS
(Cost $300,740,096)                                                               322,459,873
                                                                                 ------------

Zero-Coupon U.S. Government Agency Securities(1) -- 4.2%

           4,664,000  FNMA STRIPS - COUPON, 5.73%, 1/15/24                          1,926,573
              10,000  FNMA STRIPS - COUPON, 6.14%, 4/8/24                               4,026
           1,000,000  TVA STRIPS - COUPON, 6.58%, 5/1/24                              404,705
              42,000  FHLMC STRIPS - COUPON, 5.45%, 9/15/24                            16,755
           3,650,000  FNMA STRIPS - COUPON, 5.17%, 11/15/24                         1,439,757
             247,000  FNMA STRIPS - COUPON, 5.30%, 1/15/25                             96,571
           8,593,000  FHLMC STRIPS - COUPON, 5.18%, 3/15/25                         3,343,682
           1,193,000  FHLMC STRIPS - COUPON, 5.42%, 3/15/25                           464,257
           5,345,000  FNMA STRIPS - COUPON, 5.94%, 3/23/25                          2,043,822
           1,838,000  FNMA STRIPS - COUPON, 5.11%, 5/15/25                            707,389
             511,000  FHLMC STRIPS - COUPON, 5.29%, 9/15/25                           193,933
             162,000  FHLMC STRIPS - COUPON, 5.29%, 9/15/25                            61,482
           1,162,000  TVA STRIPS - COUPON, 6.08%, 11/1/25                             434,546
           4,188,000  TVA STRIPS - PRINCIPAL, 6.00%, 11/1/25                        1,573,361
           2,913,000  FNMA STRIPS - COUPON, 5.28%, 11/15/25                         1,091,967
             841,000  FNMA STRIPS - COUPON, 5.10%, 1/15/26                            312,849
                                                                                 ------------
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES
(Cost $13,705,627)                                                                 14,115,675
                                                                                 ------------

------

Target 2025

Principal Amount                                                                        Value

Temporary Cash Investments -- 0.2%

           $ 841,000  FNMA Discount Notes, 5.00%, 4/2/07(2)
(Cost $840,883)                                                                     $ 841,000
                                                                                 ------------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $315,286,606)                                                               337,416,548
                                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                              (582,812)
                                                                                 ------------
TOTAL NET ASSETS -- 100.0%                                                       $336,833,736
                                                                                 ============

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by U.S. Treasurys

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                                                   Expenses Paid During
                        Beginning Account      Ending Account       Period* 10/1/06 -     Annualized Expense
                          Value 10/1/06         Value 3/31/07            3/31/07                Ratio*

Target 2010 Shareholder Fee Example
ACTUAL
Investor Class                $1,000              $1,022.10               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.80               $4.13                  0.82%
HYPOTHETICAL
Investor Class                $1,000              $1,022.09               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.84               $4.13                  0.82%

Target 2015 Shareholder Fee Example
ACTUAL
Investor Class                $1,000              $1,021.80               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.50               $4.13                  0.82%
HYPOTHETICAL
Investor Class                $1,000              $1,022.09               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.84               $4.13                  0.82%

Target 2020 Shareholder Fee Example
ACTUAL
Investor Class                $1,000              $1,011.50               $2.86                  0.57%
Advisor Class                 $1,000              $1,010.20               $4.11                  0.82%
HYPOTHETICAL
Investor Class                $1,000              $1,022.09               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.84               $4.13                  0.82%

Target 2025 Shareholder Fee Example
ACTUAL
Investor Class                $1,000              $1,000.40               $2.84                  0.57%
Advisor Class                 $1,000               $999.00                $4.09                  0.82%
HYPOTHETICAL
Investor Class                $1,000              $1,022.09               $2.87                  0.57%
Advisor Class                 $1,000              $1,020.84               $4.13                  0.82%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007 (UNAUDITED)
                                       Target 2010         Target 2015        Target 2020         Target 2025
ASSETS

Investment securities, at
value (cost of $225,210,741,
$180,862,137, $183,889,720
and $315,286,606,
respectively)                         $232,395,611        $213,918,236       $216,111,821        $337,416,548

Cash                                        16,696                  --             56,863                  --
                                      ------------        ------------       ------------        ------------
                                       232,412,307         213,918,236        216,168,684         337,416,548
                                      ------------        ------------       ------------        ------------
LIABILITIES

Disbursements in excess of
demand deposit cash                             --               6,821                 --             416,803

Accrued management fees                    105,316              99,628             94,824             154,901

Distribution
fees payable                                 1,509               1,133              2,495               5,554

Service fees payable                         1,509               1,133              2,495               5,554
                                      ------------        ------------       ------------        ------------
                                           108,334             108,715             99,814             582,812
                                      ------------        ------------       ------------        ------------

NET ASSETS                            $232,303,973        $213,809,521       $216,068,870        $336,833,736
                                      ============        ============       ============        ============

NET ASSETS CONSIST OF:

Capital paid in                       $222,229,210        $179,605,938       $180,467,003        $315,960,144

Undistributed net investment
income                                   2,381,501           2,451,025          2,110,400           3,315,799

Accumulated undistributed net
realized gain (loss) on
investment transactions                    508,392         (1,303,541)          1,269,366         (4,572,149)

Net unrealized appreciation
(depreciation)
on investments                           7,184,870          33,056,099         32,222,101          22,129,942
                                      ------------        ------------       ------------        ------------
                                      $232,303,973        $213,809,521       $216,068,870        $336,833,736
                                      ============        ============       ============        ============

INVESTOR CLASS
Net assets                            $225,191,081        $208,229,246       $204,597,306        $310,238,503
Shares outstanding                       2,445,299           2,623,113          3,426,667           6,011,840
Net asset value per share                   $92.09              $79.38             $59.71              $51.60

ADVISOR CLASS
Net assets                              $7,112,892          $5,580,275        $11,471,564         $26,595,233
Shares outstanding                          78,810              71,636            196,025             526,473
Net asset value per share                   $90.25              $77.90             $58.52              $50.52

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)
                                   Target 2010          Target 2015         Target 2020           Target 2025
INVESTMENT INCOME (LOSS)

INCOME:

Interest                            $5,650,374           $5,637,502         $ 5,177,634           $ 7,785,278
                                    ----------           ----------         -----------           -----------

EXPENSES:

Management fees                        602,497              566,887             549,620               868,232

Distribution
fees --
Advisor Class                            8,240                5,349              13,496                30,265

Service fees -- Advisor
Class                                    8,240                5,349              13,496                30,265

Trustees' fees
and expenses                             7,555                6,995               6,909                10,994

Other expenses                             147                  137                 135                   536
                                    ----------           ----------         -----------           -----------
                                       626,679              584,717             583,656               940,292
                                    ----------           ----------         -----------           -----------

NET INVESTMENT INCOME
(LOSS)                               5,023,695            5,052,785           4,593,978             6,844,986
                                    ----------           ----------         -----------           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized
gain (loss) on investment
transactions                           558,589             (43,258)           1,283,486             (792,319)

Change in net unrealized
appreciation
(depreciation)
on investments                       (890,137)            (737,168)         (3,697,797)           (6,037,158)
                                    ----------           ----------         -----------           -----------

NET REALIZED
AND UNREALIZED
GAIN (LOSS)                          (331,548)            (780,426)         (2,414,311)           (6,829,477)
                                    ----------           ----------         -----------           -----------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                     $4,692,147           $4,272,359         $ 2,179,667              $ 15,509
                                    ==========           ==========         ===========           ===========

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2006
                                                           Target 2010                            Target 2015
Increase (Decrease) in
Net Assets                                    2007                2006               2007                2006

OPERATIONS

Net investment income (loss)           $ 5,023,695        $ 10,055,609        $ 5,052,785         $ 9,755,118

Net realized
gain (loss)                                558,589             687,738           (43,258)         (1,074,995)

Change in net unrealized
appreciation (depreciation)              (890,137)         (5,489,122)          (737,168)         (4,263,214)
                                      ------------        ------------       ------------        ------------

Net increase (decrease) in
net assets resulting from
operations                               4,692,147           5,254,225          4,272,359           4,416,909
                                      ------------        ------------       ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                        (9,848,654)         (9,466,454)        (9,719,020)         (8,774,124)
 Advisor Class                           (302,156)           (286,617)          (209,485)            (49,879)

From net
realized gains:
 Investor Class                          (545,451)         (1,085,656)                 --         (1,745,004)
 Advisor Class                            (17,668)            (34,835)                 --            (10,523)
                                      ------------        ------------       ------------        ------------

Decrease in net assets from
distributions                         (10,713,929)        (10,873,562)        (9,928,505)        (10,579,530)
                                      ------------        ------------       ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                            16,685,081           9,769,916         19,778,571           4,862,627

NET INCREASE (DECREASE) IN
NET ASSETS                              10,663,299           4,150,579         14,122,425         (1,299,994)

NET ASSETS

Beginning of period                    221,640,674         217,490,095        199,687,096         200,987,090
                                      ------------        ------------       ------------        ------------
End of period                         $232,303,973        $221,640,674       $213,809,521        $199,687,096
                                      ============        ============       ============        ============

Undistributed net investment
income                                  $2,381,501          $7,508,616         $2,451,025          $7,326,745
                                      ============        ============       ============        ============

See Notes to Financial Statements.

------

SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED) AND YEAR ENDED SEPTEMBER 30, 2006
                                                           Target 2020                            Target 2025
Increase (Decrease) in
Net Assets                                    2007                2006               2007                2006

OPERATIONS

Net investment income (loss)           $ 4,593,978         $ 8,516,447        $ 6,844,986        $ 11,917,016

Net realized
gain (loss)                              1,283,486           1,091,738          (792,319)         (3,222,778)

Change in net unrealized
appreciation (depreciation)            (3,697,797)         (6,348,250)        (6,037,158)         (1,610,317)
                                      ------------        ------------       ------------        ------------

Net increase (decrease) in
net assets resulting from
operations                               2,179,667           3,259,935             15,509           7,083,921
                                      ------------        ------------       ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                        (8,398,721)         (7,728,442)       (12,235,989)         (6,038,220)
 Advisor Class                           (464,362)           (467,740)        (1,029,398)           (277,662)

From net
realized gains:
 Investor Class                          (926,283)         (1,710,235)                 --         (1,591,406)
 Advisor Class                            (54,308)           (109,887)                 --            (80,580)
                                      ------------        ------------       ------------        ------------

Decrease in net assets from
distributions                          (9,843,674)        (10,016,304)       (13,265,387)         (7,987,868)
                                      ------------        ------------       ------------        ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital share
transactions                            22,756,774          17,904,725         22,222,596         131,366,889
                                      ------------        ------------       ------------        ------------

NET INCREASE (DECREASE) IN
NET ASSETS                              15,092,767          11,148,356          8,972,718         130,462,942

NET ASSETS

Beginning
of period                              200,976,103         189,827,747        327,861,018         197,398,076
                                      ------------        ------------       ------------        ------------
End of period                         $216,068,870        $200,976,103       $336,833,736        $327,861,018
                                      ============        ============       ============        ============

Undistributed net investment
income                                  $2,110,400          $6,379,505         $3,315,799          $9,736,200
                                      ============        ============       ============        ============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. The trust is composed of the following series: Target 2010 Fund (Target 2010), Target 2015 Fund (Target 2015), Target
2020 Fund (Target 2020), and Target 2025 Fund (Target 2025) (collectively, the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest return consistent with investment in U.S. Treasury securities and their equivalents and may invest up to 20% of its assets in
AAA-rated zero-coupon U.S. government agency securities. Each fund will be liquidated near the end of its target maturity year. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Trustees or its designee.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

REVERSE SHARE SPLITS -- The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per-share amount of the annual dividend and capital gain distribution, if any. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.2425% to 0.3600% and the rates for the
Complex Fee (Investor Class) range from 0.2500% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. The effective annual management fee for the funds for the six months ended March 31, 2007 was 0.56% and 0.31% for the Investor Class and Advisor Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor
Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended March 31, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended March 31, 2007, were as follows:

                                        Target 2010        Target 2015       Target 2020        Target 2025

Purchases                               $22,377,846        $14,652,701       $51,668,774        $35,347,667
Proceeds from sales                     $17,576,703        $5,566,782        $41,285,250        $29,519,840

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

Target 2010
                                               Six months ended                         Year ended
                                                 March 31, 2007                 September 30, 2006
                                     Shares              Amount         Shares              Amount

INVESTOR CLASS
Sold                                366,312        $ 33,563,862        606,796        $ 53,263,268
Issued in reinvestment of
distributions                       117,357          10,138,460        123,096          10,282,545
Redeemed                          (313,435)        (28,481,087)      (607,987)        (53,396,829)
Reverse share split               (120,169)                  --      (126,165)                  --
                                  ---------        ------------      ---------        ------------
                                     50,065          15,221,235        (4,260)          10,148,984
                                  ---------        ------------      ---------        ------------

ADVISOR CLASS
Sold                                 25,382           2,258,549         32,486           2,801,538
Issued in reinvestment of
distributions                         3,136             266,126          3,083             253,571
Redeemed                           (11,916)         (1,060,829)       (39,738)         (3,434,177)
Reverse share split                 (3,738)                  --        (3,869)                  --
                                  ---------        ------------      ---------        ------------
                                     12,864           1,463,846        (8,038)           (379,068)
                                  ---------        ------------      ---------        ------------
Net increase (decrease)              62,929        $ 16,685,081       (12,298)         $ 9,769,916
                                  =========        ============      =========        ============

Target 2015
                                               Six months ended                         Year ended
                                                 March 31, 2007                 September 30, 2006
                                     Shares              Amount         Shares              Amount

INVESTOR CLASS
Sold                                427,297        $ 33,675,990        665,227        $ 49,913,501
Issued in reinvestment of
distributions                       115,336           8,645,584        134,061           9,595,733
Redeemed                          (331,401)        (25,945,159)      (745,636)        (55,639,212)
Reverse share split               (128,962)                  --      (146,287)                  --
                                  ---------        ------------      ---------        ------------
                                     82,270          16,376,415       (92,635)           3,870,022
                                  ---------        ------------      ---------        ------------

ADVISOR CLASS
Sold                                 45,233           3,480,851         26,908           1,983,383
Issued in reinvestment of
distributions                         2,000             147,481            782              55,161
Redeemed                            (2,925)           (226,176)       (14,052)         (1,045,939)
Reverse share split                 (2,801)                  --          (852)                  --
                                  ---------        ------------      ---------        ------------
                                     41,507           3,402,156         12,786             992,605
                                  ---------        ------------      ---------        ------------
Net increase (decrease)             123,777        $ 19,778,571       (79,849)         $ 4,862,627
                                  =========        ============      =========        ============

------

Target 2020
                                              Six months ended                          Year ended
                                                March 31, 2007                  September 30, 2006
                                    Shares              Amount          Shares              Amount
INVESTOR CLASS
Sold                             1,193,967        $ 71,489,308       1,253,565        $ 71,277,026
Issued in reinvestment of
distributions                      157,015           8,945,114         164,097           8,955,727
Redeemed                       (1,019,327)        (60,934,191)     (1,076,735)        (61,121,477)
Reverse share split              (163,359)                  --       (172,471)                  --
                               -----------        ------------     -----------        ------------
                                   168,296          19,500,231         168,456          19,111,276
                               -----------        ------------     -----------        ------------

ADVISOR CLASS
Sold                                82,957           4,830,308         121,284           6,723,726
Issued in reinvestment of
distributions                        7,015             392,627           9,591             516,072
Redeemed                          (33,856)         (1,966,392)       (153,507)         (8,446,349)
Reverse share split                (9,161)                  --        (10,677)                  --
                               -----------        ------------     -----------        ------------
                                    46,955           3,256,543        (33,309)         (1,206,551)
                               -----------        ------------     -----------        ------------
Net increase (decrease)            215,251        $ 22,756,774         135,147        $ 17,904,725
                               ===========        ============     ===========        ============

Target 2025
                                             Six months ended                          Year ended
                                               March 31, 2007                  September 30, 2006
                                   Shares              Amount         Shares               Amount
INVESTOR CLASS
Sold                            1,776,284         $92,225,868      5,315,060        $ 262,909,268
Issued in reinvestment of
distributions                     223,367          11,166,123        142,226            6,942,134
Redeemed                      (1,683,406)        (87,427,348)    (3,108,140)        (153,469,711)
Reverse share split             (243,843)                  --      (155,840)                   --
                              -----------        ------------    -----------        -------------
                                   72,402          15,964,643      2,193,306          116,381,691
                              -----------        ------------    -----------        -------------

ADVISOR CLASS
Sold                              197,836          10,053,686        432,887           20,930,005
Issued in reinvestment of
distributions                      18,397             902,573          6,691              321,387
Redeemed                         (92,637)         (4,698,306)      (129,389)          (6,266,194)
Reverse share split              (20,875)                  --        (7,434)                   --
                              -----------        ------------    -----------        -------------
                                  102,721           6,257,953        302,755           14,985,198
                              -----------        ------------    -----------        -------------
Net increase (decrease)           175,123         $22,222,596      2,496,061        $ 131,366,889
                              ===========        ============    ===========        =============

5. SECURITIES LENDING

As of March 31, 2007, the funds had no securities on loan. In the case of securities lending transactions, JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended March 31, 2007.

------

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2007, the components of investments for federal income tax purposes were as follows:

                                  Target 2010         Target 2015        Target 2020         Target 2025
Federal tax cost of
investments                      $225,210,741        $181,026,643       $183,889,720        $317,191,800
                                 ============        ============       ============        ============
Gross tax appreciation of
investments                        $7,620,157         $33,115,209        $32,267,099         $21,506,174
Gross tax depreciation of
investments                         (435,287)           (223,616)           (44,998)         (1,281,426)
                                 ------------        ------------       ------------        ------------
Net tax appreciation
(depreciation) of investments      $7,184,870         $32,891,593        $32,222,101         $20,224,748
                                 ============        ============       ============        ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of September 30, 2006, Target 2025 had accumulated capital losses of
$(103,458), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for Target 2025 expire in 2014.

As of September 30, 2006, Target 2015 and Target 2025 had capital loss deferrals of $(1,093,075) and $(1,544,468), respectively, which represent net capital losses incurred in the eleven-month period ended September 30, 2006.
The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------

FINANCIAL HIGHLIGHTS
Target 2010

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                            2007(1)           2006          2005           2004          2003          2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $90.10         $87.97        $86.70         $84.49        $81.12        $70.64
                           --------       --------      --------       --------      --------      --------

Income From Investment
Operations

 Net
 Investment
 Income(2)                     2.11           4.04          3.85           3.65          3.45          3.55

 Net Realized
 and
 Unrealized
 Gain (Loss)                 (0.12)         (1.91)        (2.58)         (1.44)        (0.08)          6.93
                           --------       --------      --------       --------      --------      --------
 Total From
 Investment
 Operations                    1.99           2.13          1.27           2.21          3.37         10.48
                           --------       --------      --------       --------      --------      --------
Distributions

 From Net
 Investment
 Income                      (4.29)         (3.85)        (3.86)         (3.94)        (3.46)        (3.69)

 From Net
 Realized
 Gains                       (0.24)         (0.44)        (1.58)         (4.52)        (2.20)        (0.66)
                           --------       --------      --------       --------      --------      --------
 Total
 Distributions               (4.53)         (4.29)        (5.44)         (8.46)        (5.66)        (4.35)
                           --------       --------      --------       --------      --------      --------
Reverse Share Split            4.53           4.29          5.44           8.46          5.66          4.35
                           --------       --------      --------       --------      --------      --------
Net Asset Value, End of
Period                       $92.09         $90.10        $87.97         $86.70        $84.49        $81.12
                           ========       ========      ========       ========      ========      ========
TOTAL RETURN(3)               2.21%          2.42%         1.47%          2.62%         4.15%        14.84%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.57%(4)          0.57%         0.58%          0.58%         0.59%         0.59%

Ratio of
Net Investment Income
to Average
Net Assets                 4.65%(4)          4.60%         4.39%          4.32%         4.21%         4.96%

Portfolio Turnover Rate          8%            23%           22%            15%           45%           46%

Net Assets, End of
Period (in thousands)      $225,191       $215,810      $211,088       $215,621      $262,825      $314,951

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

TARGET 2010

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                                         2007(1)       2006        2005        2004        2003       2002

PER-SHARE DATA

Net Asset Value, Beginning of Period      $88.41     $86.54      $85.50      $83.53      $80.41     $70.19
                                        --------     ------      ------      ------      ------     ------
Income From
Investment Operations

 Net Investment
 Income(2)                                  1.96       3.75        3.57        3.39        3.21       3.32

 Net Realized and
 Unrealized Gain (Loss)                   (0.12)     (1.88)      (2.53)      (1.42)      (0.09)       6.90
                                        --------     ------      ------      ------      ------     ------
 Total From
 Investment Operations                      1.84       1.87        1.04        1.97        3.12      10.22
                                        --------     ------      ------      ------      ------     ------
Distributions

 From Net
 Investment Income                        (4.06)     (3.63)      (3.64)      (3.72)      (3.27)     (3.51)

 From Net
 Realized Gains                           (0.24)     (0.44)      (1.58)      (4.52)      (2.20)     (0.66)
                                        --------     ------      ------      ------      ------     ------
 Total Distributions                      (4.30)     (4.07)      (5.22)      (8.24)      (5.47)     (4.17)
                                        --------     ------      ------      ------      ------     ------
Reverse Share Split                         4.30       4.07        5.22        8.24        5.47       4.17
                                        --------     ------      ------      ------      ------     ------
Net Asset Value,
 End of Period                            $90.25     $88.41      $86.54      $85.50      $83.53     $80.41
                                        ========     ======      ======      ======      ======     ======

TOTAL RETURN(3)                            2.08%      2.16%       1.21%       2.36%       3.88%     14.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      0.82%(4)      0.82%       0.83%       0.83%       0.84%      0.84%

Ratio of Net Investment Income to
Average
Net Assets                              4.40%(4)      4.35%       4.14%       4.07%       3.96%      4.71%

Portfolio Turnover Rate                       8%        23%         22%         15%         45%        46%

Net Assets, End of Period (in
thousands)                                $7,113     $5,830      $6,402      $5,096      $3,591     $1,960

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

FINANCIAL HIGHLIGHTS
Target 2015

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                            2007(1)           2006          2005           2004          2003          2002

PER-SHARE DATA

Net Asset Value,
Beginning
of Period                    $77.69         $75.83        $72.10         $67.58        $64.60        $55.37
                           --------       --------      --------       --------      --------      --------

Income From Investment
Operations

 Net
 Investment
 Income(2)                     1.95           3.70          3.49           3.35          3.09          2.95

 Net Realized
 and
 Unrealized
 Gain (Loss)                 (0.26)         (1.84)          0.24           1.17        (0.11)          6.28
                           --------       --------      --------       --------      --------      --------
 Total From
 Investment
 Operations                    1.69           1.86          3.73           4.52          2.98          9.23
                           --------       --------      --------       --------      --------      --------
Distributions

 From Net
 Investment
 Income                      (3.82)         (3.29)        (3.21)         (3.64)        (2.84)        (3.04)

 From Net
 Realized
 Gains                           --         (0.65)        (1.33)         (2.19)        (0.16)        (0.08)
                           --------       --------      --------       --------      --------      --------
 Total
 Distributions               (3.82)         (3.94)        (4.54)         (5.83)        (3.00)        (3.12)
                           --------       --------      --------       --------      --------      --------
Reverse
Share Split                    3.82           3.94          4.54           5.83          3.00          3.12
                           --------       --------      --------       --------      --------      --------
Net Asset Value,
End of Period                $79.38         $77.69        $75.83         $72.10        $67.58        $64.60
                           ========       ========      ========       ========      ========      ========

TOTAL RETURN(3)               2.18%          2.46%         5.18%          6.69%         4.61%        16.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.57%(4)          0.57%         0.58%          0.58%         0.59%         0.59%

Ratio of Net Investment
Income to Average
Net Assets                 4.99%(4)          4.94%         4.68%          4.92%         4.72%         5.28%

Portfolio Turnover Rate          3%            15%            9%            12%           17%           24%

Net Assets, End of
Period (in thousands)      $208,229       $197,387      $199,692       $156,287      $149,266      $175,421

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Target 2015

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                                        2007(1)       2006        2005        2004        2003       2002

PER-SHARE DATA

Net Asset Value, Beginning of Period     $76.33     $74.68      $71.19      $66.89      $64.10     $55.09
                                       --------     ------      ------      ------      ------     ------
Income From
Investment Operations

 Net Investment
 Income(2)                                 1.84       3.47        3.26        3.15        2.93       2.79

 Net Realized and
 Unrealized Gain (Loss)                  (0.27)     (1.82)        0.23        1.15      (0.14)       6.22
                                       --------     ------      ------      ------      ------     ------
 Total From
 Investment Operations                     1.57       1.65        3.49        4.30        2.79       9.01
                                       --------     ------      ------      ------      ------     ------
Distributions

 From Net
 Investment Income                       (3.63)     (3.10)      (3.02)      (3.47)      (2.69)     (2.91)

 From Net
 Realized Gains                              --     (0.65)      (1.33)      (2.19)      (0.16)     (0.08)
                                       --------     ------      ------      ------      ------     ------
 Total Distributions                     (3.63)     (3.75)      (4.35)      (5.66)      (2.85)     (2.99)
                                       --------     ------      ------      ------      ------     ------
Reverse Share Split                        3.63       3.75        4.35        5.66        2.85       2.99
                                       --------     ------      ------      ------      ------     ------
Net Asset Value,
End of Period                            $77.90     $76.33      $74.68      $71.19      $66.89     $64.10
                                       ========     ======      ======      ======      ======     ======

TOTAL RETURN(3)                           2.05%      2.21%       4.90%       6.43%       4.35%     16.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     0.82%(4)      0.82%       0.83%       0.83%       0.84%      0.84%

Ratio of Net Investment Income to
Average
Net Assets                             4.74%(4)      4.69%       4.43%       4.67%       4.47%      5.03%

Portfolio Turnover Rate                      3%        15%          9%         12%         17%        24%

Net Assets, End of Period (in
thousands)                               $5,580     $2,300      $1,295        $876        $498        $97

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

FINANCIAL HIGHLIGHTS
Target 2020

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                               2007(1)           2006          2005           2004          2003          2002

PER-SHARE DATA

Net Asset Value,
Beginning
of Period                       $59.03         $58.06        $52.32         $48.19        $46.23        $39.09
                              --------       --------      --------       --------      --------      --------
Income From Investment
Operations

 Net
 Investment
 Income(2)                        1.37           2.64          2.46           2.34          2.19          2.07

 Net Realized
 and
 Unrealized
 Gain (Loss)                    (0.69)         (1.67)          3.28           1.79        (0.23)          5.07
                              --------       --------      --------       --------      --------      --------

 Total From
 Investment
 Operations                       0.68           0.97          5.74           4.13          1.96          7.14
                              --------       --------      --------       --------      --------      --------
Distributions

 From Net
 Investment
 Income                         (2.62)         (2.49)        (2.38)         (2.47)        (2.13)        (2.43)

 From Net
 Realized
 Gains                          (0.29)         (0.55)        (0.97)         (2.63)        (3.37)        (4.62)
                              --------       --------      --------       --------      --------      --------
 Total
 Distributions                  (2.91)         (3.04)        (3.35)         (5.10)        (5.50)        (7.05)
                              --------       --------      --------       --------      --------      --------
Reverse
Share Split                       2.91           3.04          3.35           5.10          5.50          7.05
                              --------       --------      --------       --------      --------      --------
Net Asset Value, End
of Period                       $59.71         $59.03        $58.06         $52.32        $48.19        $46.23
                              ========       ========      ========       ========      ========      ========

TOTAL RETURN(3)                  1.15%          1.66%        10.97%          8.57%         4.24%        18.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                    0.57%(4)          0.57%         0.58%          0.57%         0.59%         0.59%

Ratio of Net Investment
Income to Average
Net Assets                    4.62%(4)          4.65%         4.38%          4.83%         4.68%         5.21%

Portfolio Turnover Rate            21%            15%           10%            26%           45%           24%

Net Assets, End of
Period (in thousands)         $204,597       $192,341      $179,410       $173,662      $180,656      $210,814

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Target 2020

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                                     2007(1)        2006         2005        2004        2003       2002

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $57.93      $57.12       $51.60      $47.65      $45.83     $38.85
                                    --------      ------      -------      ------      ------     ------
Income From
Investment Operations

 Net Investment
 Income(2)                              1.27        2.45         2.29        2.18        2.06       1.95

 Net Realized and
 Unrealized
 Gain (Loss)                          (0.68)      (1.64)         3.23        1.77      (0.24)       5.03
                                    --------      ------      -------      ------      ------     ------
 Total From
 Investment Operations                  0.59        0.81         5.52        3.95        1.82       6.98
                                    --------      ------      -------      ------      ------     ------
Distributions

 From Net
 Investment Income                    (2.47)      (2.35)       (2.25)      (2.35)      (2.02)     (2.34)

 From Net
 Realized Gains                       (0.29)      (0.55)       (0.97)      (2.63)      (3.37)     (4.62)
                                    --------      ------      -------      ------      ------     ------
 Total Distributions                  (2.76)      (2.90)       (3.22)      (4.98)      (5.39)     (6.96)
                                    --------      ------      -------      ------      ------     ------
Reverse Share Split                     2.76        2.90         3.22        4.98        5.39       6.96
                                    --------      ------      -------      ------      ------     ------
Net Asset Value,
End of Period                         $58.52      $57.93       $57.12      $51.60      $47.65     $45.83
                                    ========      ======      =======      ======      ======     ======

TOTAL RETURN(3)                        1.02%       1.42%       10.70%       8.29%       3.97%     17.97%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  0.82%(4)       0.82%        0.83%       0.83%       0.84%      0.84%

Ratio of Net Investment Income to
Average Net Assets                  4.37%(4)       4.40%        4.13%       4.57%       4.43%      4.96%

Portfolio
Turnover Rate                            21%         15%          10%         26%         45%        24%

Net Assets, End of Period (in
thousands)                           $11,472      $8,635      $10,417      $4,073      $3,048     $1,389

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

FINANCIAL HIGHLIGHTS
Target 2025

Investor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                            2007(1)           2006          2005         2004           2003          2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $51.59         $51.07        $43.80       $39.67         $38.95        $33.25
                           --------       --------      --------      -------       --------      --------
Income From Investment
Operations

 Net
 Investment
 Income(2)                     1.12           2.16          1.99         1.90           1.79          1.70

 Net Realized
 and
 Unrealized
 Gain (Loss)                 (1.11)         (1.64)          5.28         2.23         (1.07)          4.00
                           --------       --------      --------      -------       --------      --------

 Total From
 Investment
 Operations                    0.01           0.52          7.27         4.13           0.72          5.70
                           --------       --------      --------      -------       --------      --------
Distributions

 From Net
 Investment
 Income                      (2.26)         (1.34)        (2.54)       (2.08)         (2.06)        (2.26)

 From Net
 Realized
 Gains                           --         (0.35)        (6.03)       (2.17)         (2.36)        (0.80)
                           --------       --------      --------      -------       --------      --------
 Total
 Distributions               (2.26)         (1.69)        (8.57)       (4.25)         (4.42)        (3.06)
                           --------       --------      --------      -------       --------      --------
Reverse
Share Split                    2.26           1.69          8.57         4.25           4.42          3.06
                           --------       --------      --------      -------       --------      --------
Net Asset Value, End
of Period                    $51.60         $51.59        $51.07       $43.80         $39.67        $38.95
                           ========       ========      ========      =======       ========      ========

TOTAL RETURN(3)               0.04%          1.02%        16.61%       10.41%          1.85%        17.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.57%(4)          0.57%         0.58%        0.58%          0.59%         0.59%

Ratio of Net Investment
Income to Average
Net Assets                 4.32%(4)          4.40%         4.05%        4.74%          4.64%         5.13%

Portfolio Turnover Rate          9%            13%           26%          24%            22%           23%

Net Assets, End of
Period (in thousands)      $310,239       $306,433      $191,326      $92,440       $151,701      $217,965

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Target 2025

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
                                     2007(1)         2006        2005        2004        2003       2002

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $50.57       $50.18      $43.14      $39.18      $38.56     $33.01
                                    --------      -------      ------      ------      ------     ------
Income From
Investment Operations

 Net Investment
 Income(2)                              1.03         2.00        1.84        1.76        1.68       1.60

 Net Realized and
 Unrealized
 Gain (Loss)                          (1.08)       (1.61)        5.20        2.20      (1.06)       3.95
                                    --------      -------      ------      ------      ------     ------
 Total From
 Investment Operations                (0.05)         0.39        7.04        3.96        0.62       5.55
                                    --------      -------      ------      ------      ------     ------
Distributions

 From Net
 Investment Income                    (2.13)       (1.21)      (2.43)      (1.97)      (1.97)     (2.18)

 From Net
 Realized Gains                           --       (0.35)      (6.03)      (2.17)      (2.36)     (0.80)
                                    --------      -------      ------      ------      ------     ------
 Total Distributions                  (2.13)       (1.56)      (8.46)      (4.14)      (4.33)     (2.98)
                                    --------      -------      ------      ------      ------     ------
Reverse Share Split                     2.13         1.56        8.46        4.14        4.33       2.98
                                    --------      -------      ------      ------      ------     ------
Net Asset Value,
End of Period                         $50.52       $50.57      $50.18      $43.14      $39.18     $38.56
                                    ========      =======      ======      ======      ======     ======

TOTAL RETURN(3)                      (0.10)%        0.77%      16.33%      10.11%       1.61%     16.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  0.82%(4)        0.82%       0.83%       0.83%       0.84%      0.84%

Ratio of Net Investment Income to
Average Net Assets                  4.07%(4)        4.15%       3.80%       4.49%       4.39%      4.88%

Portfolio
Turnover Rate                             9%          13%         26%         24%         22%        23%

Net Assets, End of Period (in
thousands)                           $26,595      $21,428      $6,072        $578        $595       $431

(1) Six months ended March 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

SHARE CLASS INFORMATION

Two classes of shares are authorized for sale by the funds: Investor Class and
Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITION

INDEX DEFINITION

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The MERRILL LYNCH 10+ YEAR TREASURY TOTAL RETURN INDEX measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

FUND BENCHMARKS

The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

The benchmark for the Target 2010 fund is the 11/15/10 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2010.

The benchmark for the Target 2015 fund is the 11/15/15 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2015.

The benchmark for the Target 2020 fund is the 11/15/20 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2020.

The benchmark for the Target 2025 fund, from inception through January 1998, was the 8/15/25 STRIPS ISSUE, a zero-coupon Treasury bond that matures August
15, 2025. Thereafter, the benchmark was changed to the 11/15/25 STRIPS ISSUE, a zero-coupon Treasury bond that matures November 15, 2025.

------

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY TARGET MATURITIES TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0705
SH-SAN-54180S

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY TARGET MATURITIES TRUST

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    May 30, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    May 30, 2007

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    May 30, 2007